UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2010

Burlington Northern Santa Fe, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11535	27-1754839
(Commission File Number)	(IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, TX	76131
(Address of Principal Executive Offices)	(Zip Code)
(800) 795-2673
(Registrant’s Telephone Number, Including Area Code)
(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     Burlington Northern Santa Fe, LLC (“BNSF”) entered into an underwriting agreement (the “Underwriting Agreement”) dated as of May 12, 2010, with Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which BNSF agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $750 million in aggregate principal amount of 5.75% Debentures due May 1, 2040, as described in the prospectus supplement dated May 12, 2010, filed pursuant to BNSF’s shelf registration statement on Form S-3, Registration No. 333-166755.
     The debentures were issued under the Indenture dated as of December 1, 1995, as supplemented by the Sixth Supplemental Indenture dated as of May 17, 2010, between BNSF and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as successor in interest to The First National Bank of Chicago, as trustee, and an officers’ certificate providing for the issuance of the debentures. The Underwriters delivered the debentures against payment on May 17, 2010.
     A copy of the Underwriting Agreement, Sixth Supplemental Indenture and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.01.

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits
          See Exhibit Index included herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE, LLC
Date: May 17, 2010	By:	/s/ Roger Nober
		Name:	Roger Nober
		Title:	Executive Vice President Law and Secretary

BURLINGTON NORTHERN SANTA FE, LLC
INDEX OF EXHIBITS

Exhibit
Number	Description
1.1
Underwriting Agreement, dated May 12, 2010, among Burlington Northern Santa Fe, LLC and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1
Sixth Supplemental Indenture, dated as of May 17, 2010, to Indenture dated as of December 1, 1995, between Burlington Northern Santa Fe, LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Certificate of Determination as to the terms of BNSF’s 5.75% Debentures due May 1, 2040.

5.1	Opinion of Sullivan & Cromwell LLP, as to the validity of the securities being offered.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).